UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 2, 2006
                Date of Report (Date of earliest event reported)

                                  iPARTY CORP.
             (Exact name of registrant as specified in its charter)

         Delaware                      000-25507                76-0547750
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

      270 Bridge Street, Suite 301, Dedham, Massachusetts               02026
           (Address of principal executive offices)                   (Zip Code)

                                 (781) 329-3952
              (Registrant's telephone number, including area code)

                      ------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On October 31, 2006, iParty Corp. and iParty Retail Stores Corp., as borrowers, and Wells Fargo Retail Finance II, LLC, as lender, entered into a sixth amendment (the "Sixth Amendment") to the Loan and Security Agreement by and among the parties dated August 23, 2000, as previously amended as of May 23, 2002, January 2, 2004, April 27, 2005, January 17, 2006 and August 7, 2006 (the
"Loan Agreement"). The Sixth Amendment extends the maturity date on the $500,000 term loan from October 31, 2006 to January 2, 2007.

The full text of the Sixth Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01         Other Events.

On November 2, 2006, iParty Corp. issued a press release announcing its sales results for the calendar month of October 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information under Item 8.01 in this Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, not shall it be deemed incorporated by reference in any filing under the securities Act of 1933, as amended.

Item 9.01         Financial Statements and Exhibits.

       (d) Exhibits

10.1 Sixth Amendment dated October 31, 2006 to Loan and Security Agreement by and among iParty Corp., iParty Retail Stores Corp. and Wells Fargo Retail Finance II, LLC.

99.1     Press release of iParty Corp. dated November 2, 2006

                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     iPARTY CORP.

                                             By:           /s/ SAL PERISANO
                                                       -------------------------
                                                             Sal Perisano
                                                       Chairman of the Board and
                                                        Chief Executive Officer

Dated:  November 2, 2006

                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
10.1            Sixth Amendment to Loan and Security Agreement with Wells Fargo
                Finance II, LLC, dated October 31, 2006
99.1            Press release of iParty Corp. dated November 2, 2006